UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2010

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Invesco Ltd.

(Exact name of registrant as specified in its charter)

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Bermuda	001-13908	98-0557567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

n/a

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to that certain Transaction Agreement, dated as of October 19, 2009, between Morgan Stanley and Invesco Ltd. (“Invesco”), as amended (the “Transaction Agreement”), Invesco issued to MSAM Holdings II, Inc., a subsidiary of Morgan Stanley, 11,679,439 of Invesco’s Common Shares, par value $0.20 per share and 19,212 of its Series A Convertible Participating Preference Shares.  The shares were issued by Invesco to Morgan Stanley in a private transaction exempt from registration under the Securities Act of 1933, and were issued as partial consideration for the purchase of Morgan Stanley’s Van Kampen and certain other retail investment advisory business.

The foregoing description of the Transaction Agreement is qualified in its entirety by reference to the actual terms of the Transaction Agreement.  The Transaction Agreement is described more fully in Item 1.01 of Invesco’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 2, 2010, which Item is incorporated herein by reference.

Item 8.01	Other Events.

In connection with the closing of the acquisition by Invesco of the retail investment management business of Morgan Stanley, on June 2, 2010, Invesco filed a prospectus supplement to Invesco’s prospectus dated May 18, 2009, which was included in the registration statement on Form S-3ASR that Invesco filed with the Securities and Exchange Commission on May 18, 2009 (File No. 333-159312) (the “Registration Statement”).

This Current Report on Form 8-K is being filed for the purpose of filing the exhibits hereto as exhibits to the Registration Statement, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
4.1	Certificate of Designation, Preferences and Rights of Series A Convertible Participating Preference Shares of Invesco Ltd., dated May 26, 2010.
5.1	Opinion of Appleby, dated June 2, 2010.
10.1

Transaction Agreement, dated as of October 19, 2009, between Morgan Stanley and Invesco Ltd., incorporated by reference to Exhibit 10.1 to Invesco’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, filed with the Securities and Exchange Commission on October 30, 2009.

10.2

Amendment to Transaction Agreement, dated as of May 28, 2010, incorporated by reference to Exhibit 10.2 to Invesco’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 2, 2010.

12.1	Calculation of Ratio of Earnings to Fixed Charges and Preference Dividends.
23.1	Consent of Appleby (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Ltd.

By:	/s/ Kevin M. Carome
Kevin M. Carome
Senior Managing Director and
General Counsel

Date: June 2, 2010

Exhibit Index

Exhibit No.	Description
4.1	Certificate of Designation, Preferences and Rights of Series A Convertible Participating Preference Shares of Invesco Ltd., dated May 26, 2010.
5.1	Opinion of Appleby, dated June 2, 2010.
10.1

Transaction Agreement, dated as of October 19, 2009, between Morgan Stanley and Invesco Ltd., incorporated by reference to Exhibit 10.1 to Invesco’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, filed with the Securities and Exchange Commission on October 30, 2009.

10.2

Amendment to Transaction Agreement, dated as of May 28, 2010, incorporated by reference to Exhibit 10.2 to Invesco’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 2, 2010.

12.1	Calculation of Ratio of Earnings to Fixed Charges and Preference Dividends.
23.1	Consent of Appleby (included in Exhibit 5.1).